UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 22, 2005
                                        -----------------

                        AMERIRESOURCE TECHNOLOGIES, INC.
             --------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 -----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        0-20033                                     84-1084784
 ------------------------               ------------------------------------
(Commission File Number)                (IRS Employer Identification Number)


            3440 E. Russell Road, Suite 217, Las Vegas, Nevada 89120
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (702) 214-4249
                                ------------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01         Completion of Acquisition or Disposition of Assets

         On April 22, 2005, AmeriResource Technologies, Inc. (the "Company") entered into a Stock Purchase Agreement with Don and Charlene Swedo regarding the Company's sale of 40% of the outstanding capital stock of both 449 Corporation ("449")and WDHQ, Inc. ("WDHQ") for a total purchase price of Fifty Five Thousand Dollars ($55,000). Both 449 and WDHQ are EagleRider franchises with four operating locations within the continental USA. EagleRider is the only company exclusively licensed by Harley Davidson Motor Corporation to rent Harley Davidson Motorcycles.

Item 9.01         Financial Statements and Exhibits

         The Exhibit Index preceding the exhibits is incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 28 day of April 2005.

                                                AmeriResource Technologies, Inc.


                                            By: /s/ Delmar Janovec
                                                --------------------------------
                                                AmeriResource Technologies, Inc.
                                                By: Delmar Janovec, President

                                       2
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                                  EXHIBIT INDEX

Exhibit No.         Page              Description of Exhibit
-----------        -----              ------------------------
10                  4                 Stock Purchase Agreement

                                                                      Exhibit 10


                            STOCK PURCHASE AGREEMENT
                            -------------------------

         This Stock Purchase Agreement (the "Agreement") is made, entered into and executed as of this 22nd day of April, 2005, by and between, DON AND CHARLENE SWEDO, both California residents (collectively, the "Purchaser"), and AMERIRESOURCE TECHNOLOGIES, INC., a Delaware corporation (the "Seller"), regarding the purchase and sale of 40% of the outstanding capital stock of both 449 CORPORATION, a California corporation ("449"), and WDHQ, INC., a Nevada corporation ("WDHQ"). Both 449 and WDHQ have offices at 3655 Camino Del Road W., Suite B, San Diego, CA 92110 and are doing business as EagleRider Franchises. (Purchaser and Seller may hereinafter be collectively referred to as the "Parties").

                                    RECITALS

         WHEREAS, as of the date hereof, Seller is the owner of Four Hundred Thousand (400,000) shares of common stock in 449 and Four Thousand (4,000) shares of common stock in WDHQ (the "Shares");

         WHEREAS, the Shares represent 40% of the outstanding stock of 449 and WDHQ; and

         WHEREAS, as of the date hereof, the Parties hereto desire to provide for the purchase and sale of the Shares, pursuant to the terms and conditions herein contained.

                                    AGREEMENT

         NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, the parties hereto covenant and agree as follows:

         1. Purchase and Sale. Subject to the terms and conditions of this Agreement, Seller hereby agrees to sell, assign, transfer, convey and deliver, or cause to be sold, assigned, transferred, conveyed and delivered, to Purchaser, and Purchaser agrees to purchase, accept and acquire from Seller, on the Closing Date (as defined in Section 3 hereof), the Shares.

         2. Purchase Price. Purchaser shall deliver and pay to Seller on the Closing Date a total purchase price of FIFTY FIVE THOUSAND DOLLARS ($55,000) (the "Purchase Price"). The Purchase Price shall be payable at Closing pursuant to a wire transfer to the trust account of Seller's counsel, Woltjen Law Firm Trust Account number 004782782011, Bank of America, 901 Main St., Dallas, Texas 75201, ABA routing number 111000025, telephone number 214-902-3292, attention Ms. Emily Whorton.

         3. Closing. The closing of the transaction contemplated by this Agreement (the "Closing") shall take place on April 22, 2005 (the "Closing Date"). The Closing shall be deemed and construed to have occurred upon (i) the execution and delivery of all the Closing documents by the respective signatory parties thereto and (ii) the payment to Seller of the Purchase Price. Upon performance of subsections (i) and (ii) referenced herein, the stock powers for the Shares will be provided to the Purchaser by the Seller's counsel.

         4. Representations and Warranties.

         (A) Representations and Warranties of Seller. In order to induce Purchaser to consummate the transaction contemplated by this Agreement, Seller hereby represents and warrants to Purchaser that:

                (i) Shares. The Seller is the lawful owner of the Shares and has not encumbered the Shares.

                (ii) Capacity and Execution. The Seller has full legal power and capacity to execute, deliver, and perform this Agreement and now has and at the Closing will have full legal power to transfer and deliver the Shares to the Purchaser in accordance with this Agreement. This Agreement has been duly and validly executed and delivered by the Seller and constitutes the valid and binding obligation of the Seller enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and similar laws affecting the rights and remedies of creditors generally and general equitable principles.

                (iii) Determination of Purchase Price. The Purchase Price for the Shares was negotiated with the Purchaser and was based upon the purchase price paid by Seller to Donald Herborn, the former owner of the 40% equity in 449 and WDHQ, and partner with Don and Charlene Swedo, plus an allowance for the value for Seller's common stock that had been issued to Donald Herborn, as additional consideration for the Shares and an allowance for payment in full at closing.

         (B) Representations and Warranties - Purchaser. The Purchaser hereby represents and warrants to the Seller as follows:

               (i) Capacity and Execution. The Purchaser has full legal power and capacity to execute, deliver, and perform this Agreement and now has and at the Closing will have full legal power to purchase and acquire the Shares from the Seller in accordance with this Agreement. This Agreement has been duly and validly executed and delivered by the Purchaser and constitutes the valid and binding obligation of the Purchaser enforceable in accordance with its terms.

               (ii) Investment Purpose. The stock is being acquired by the Purchaser pursuant to this Agreement for investment and not with a view towards distribution thereof, and Purchaser will not make any sale or distribution of all or any portion thereof, except in compliance with all securities laws.

                (iii) Determination of Purchase Price. The Purchase price for the Shares was negotiated with the Purchaser and was based upon the purchase price paid by Seller to Donald Herborn, the former owner of the 40% equity in 449 and WDHQ, and partner with Don and Charlene Swedo, plus an allowance for the value for Seller's common stock that had been issued to Donald Herborn, as additional consideration for the Shares and an allowance for payment in full at closing.

         5. Restricted Stock. The parties hereto acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state, that the Shares must be sold pursuant to an exemption from state and federal registration requirements unless the Shares are registered with the Securities and Exchange Commission and the transferability of such Shares is restricted under such laws and that the stock certificates evidencing such share ownership shall contain the appropriate restrictions on transfer and resale.

         6. Reformation and Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof:

(A) in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable; and

         (B) the legality, validity, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

         7. Further Assurances. Each party hereto shall, from time to time after the Closing Date, at the request of any other party hereto and without further consideration, execute and deliver such other instruments of conveyance, assignments, transfer and assumption, and take such other actions, as such other party may reasonably request to more effectively consummate the transaction contemplated by this Agreement.

         8. Waiver. The failure of any party to insist, in any one or more instances, upon performance of any of the terms, covenants or conditions of this Agreement shall not be construed as a waiver or a relinquishment of any right or claim granted or arising hereunder or of the future performance of any such term, covenant, or condition, and such failure shall in no way affect the validity of this Agreement or the rights and obligations of the parties hereto.

          9. Law Governing and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to the conflict of laws rules or choice of laws rules thereof. In the event any dispute regarding this Agreement arises between the parties, such dispute shall be brought in a proper jurisdiction located within Clark County, Nevada.

         10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument, notwithstanding that all parties are not signatories to each counterpart.

         11. Non-assignability and Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors, heirs and permitted assigns.

         12. Arbitration. In the event of any dispute between the Purchaser and Seller as to the interpretation of any provision of this Agreement or the rights or obligations of the parties hereunder, such dispute shall be resolved through binding arbitration utilizing the AAA.

         13. Notices. Any notices required hereunder shall be deemed to be given upon the earlier of (i) the third business day after the date when sent by certified or registered mail, (ii) the next business day after the date sent by guaranteed overnight courier, or (iii) the date sent by telecopier or delivered by hand, in each case, to the addresses set forth below:

               If to Seller:                AmeriResource Technologies, Inc.
                                            3440 E. Russell Rd., Suite 217
                                            Las Vegas, Nevada 89120
                                            Attn: Delmar Janovec

                        With copies to:     Woltjen Law Firm
                                            4144 North Central Expwy., Suite 410
                                            Dallas, Texas 75204
                                            Attention: Kevin S. Woltjen

               If to Purchaser:             Don and Charlene Swedo
                                            3655 Camino Del Rio, W., Suite B
                                            San Diego CA  92100
                                            Attn: Don and Charlene Swedo

                        With copies to:     Jackson DeMarco Peckenpaugh
                                            2030 Main Street, Suite 1200
                                            Irvine, CA  92614
                                            Attn:  William M. Hensley, Esq.

         14. Entire Agreement. This Agreement, together with the Exhibits hereto, shall constitute the entire agreement between the parties hereto with respect to the transactions contemplated hereby and shall supersede all prior negotiations, understandings and agreements.

         15. Survival of Representations and Warranties. All representations and warranties shall survive the Closing Date and shall terminate on the later of the dates on which the Note is paid in full or discharged.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
                                            SELLER

                                            AMERIRESOURCE TECHNOLOGIES, INC.

                                            /s/ Delmar Janovec
                                            ------------------------------------
                                            Delmar Janovec, President

                                            PURCHASER

                                            DON SWEDO

                                            /s/ Don Swedo
                                            ------------------------------------
                                            Don Swedo

                                            CHARLENE SWEDO

                                           /s/ Charlene Swedo
                                           -------------------------------------
                                            Charlene Swedo